UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2026
Paramount Skydance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42791	99-3917985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway
New York,	New York	10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 258-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	PSKY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01	Regulation FD Disclosure.

Beginning in 2026, we transitioned our reporting structure into three new segments: Studios, Direct-to-Consumer, and TV Media. In addition, we updated our segment expense allocations to better reflect how we operate and make cost decisions across the business. Certain centralized costs that were previously allocated at the segment level are now reported within corporate expenses. Finally, we transitioned our segment measure and our non-GAAP profitability measure from Adjusted OIBDA to Adjusted EBITDA.

We are providing supplemental unaudited historical financial information under the new segment presentation and reflecting the segment expense allocation change. The Company did not operate under this new segment structure for any of these prior periods and will begin to report results under the new segment structure with its Quarterly Report on Form 10-Q for the three months ended March 31, 2026. This information is being furnished to allow investors an opportunity to review the periods of 2025 recast to reflect these presentation changes in advance of the Form 10-Q filing.

The information furnished pursuant to this Item 7.01, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibit

99	Supplemental unaudited historical financial information for the Successor and Predecessor periods of 2025 recast under new segment presentation and reflecting segment expense allocation change.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT SKYDANCE CORPORATION

By:	/s/ Makan Delrahim
	Name:	Makan Delrahim
	Title:	Chief Legal Officer

Date: April 8, 2026